 Second-Quarter Fiscal 2017 Earnings  April 25, 2017  / efficacy usability allure integrity profitability

 Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements include statements relating to our expectation that the proposed acquisition of Pharmachem Laboratories, Inc. (Pharmachem) will be completed before the end of the June quarter and the expected final separation of Valvoline Inc. (“Valvoline”) through the distribution of Valvoline common stock. In addition, Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the expected completion of the final separation of Valvoline Inc., the strategic and competitive advantages of each company, and future opportunities for each company, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make, including the proposed acquisition of Pharmachem (including the possibility that Ashland may not complete the proposed acquisition of Pharmachem or Ashland may not realize the anticipated benefits from such transactions); and severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this presentation whether as a result of new information, future events or otherwise. Information on Ashland’s website is not incorporated into or a part of this presentation.Regulation G: Adjusted ResultsThe information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results.  2

 Fiscal Second Quarter 2017Highlights1  Reported GAAP earnings from continuing operations of $1.42 per diluted shareAdjusted earnings of $1.71 vs. $1.83 per diluted share in prior yearTotal sales growth of 6 percent to $1.32 billionAshland Specialty Ingredients continued to deliver sales and volume growthSigned a definitive agreement to acquire Pharmachem Laboratories, Inc.  Adj. EPS  $1.83   $1.16  $1.71  Q2 2016  Vol /Mix  Acq/Div Other2  Margin  SG&A  (27)  21  247  274  5  Q2 2017  2  ($, Millions)  ($, Millions)  Factors affecting year-over-year EBITDA  (24)  FX  293  Ashland‘s earnings releases dated April 25, 2017, and January 26, 2017, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP. Acquisitions include OCH International, Inc. and Time-It Lube.The three months ended March 31, 2017 excludes adjusted EBITDA attributable to non-controlling interest of Valvoline Inc. of $24 million.  3  (4)  Minority Interest3  Margin by Segment:ASI (9)APM (13)VVV (4)Corp (1)

 Consolidated Income Statement  For more information on Valvoline results, refer to the Valvoline Inc. second-quarter earnings release dated April 25, 2017 and earnings conference call        Line items include Valvoline segment amounts consistent with Ashland’s historical reporting practice  EBITDA and net income exclude the 17% of Valvoline net income attributable to Ashland’s non-controlling interest    4

 Fiscal Second Quarter – Continuing OperationsKey Items Affecting Income  Excluding intangible amortization, adjusted EPS would have been 22 cents higher, or $1.93 per diluted share  5

 Adjusted Results Summary1  Ashland‘s earnings releases dated April 25, 2017, and January 26, 2017, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP. The three months ended March 31, 2017 excludes adjusted EBITDA attributable to non-controlling interest of Valvoline Inc. of $24 million.  Total sales of $1.32 billion represents year-over-year growth of 6 percentAdjusted EBITDA of $247 million and adjusted EBITDA margin of 18.7 percent          6

 Ashland Specialty IngredientsAdjusted Results Summary1  Sales increased $15 million, or 3 percent, to $544 million in the second quarterAdjusted EBITDA of $127 million remained consistent with the prior year          Ashland‘s earnings releases dated April 25, 2017, and January 26, 2017, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.   7

 Ashland Performance MaterialsAdjusted Results Summary1  Sales of $262 million represents year-over-year growth of 10 percentAdjusted EBITDA of $23 million and Adjusted EBITDA margin of 8.8 percent  Ashland‘s earnings releases dated April 25, 2017, and January 26, 2017, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.           8

Fiscal Second Quarter 2017

Corporate Items

- **Adjusted corporate operating income of $6 million**
  - Excluding Valvoline, Ashland FY 2017 expectation of $30-$35 million expense
- **Net interest expense of $38 million**
  - Excluding Valvoline, Ashland FY 2017 expectation of $125-$135 million reflecting increased bank debt associated with the acquisition of Pharmachem
- **Effective tax rate of 24 percent**
  - Excluding Valvoline, Ashland FY 2017 expectation 10%-15%
- **Trade Working Capital[1] for the quarter was 23 percent of sales**
- **Capital expenditures totaled $61 million**
  - Excluding Valvoline, Ashland FY 2017 expectation of $205-$215 million
- **Operating cash flow of $50 million; free cash flow[2] of -$11 million**
  - Excluding Valvoline, Ashland FY 2017 expectation for free cash flow[2] of $90-$100 million which includes $60-$70 million of one-time separation and severance-related payments

[1] Trade Working Capital defined as trade accounts receivables plus inventories minus trade accounts payables.
[2] Definition of free cash flow: operating cash less capital expenditures and other items Ashland has deemed non-operational.

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 Appendix A: Bridges

 Ashland Q2 FY 2016 vs. Q2 FY 2017Sales and Adjusted EBITDA Bridges  5%  Q2 2016  Volume / Mix  1,247  1,320  ($ millions)Preliminary  Sales increased $73 million, or 6 percent, compared to the prior-year quarterAdjusted EBITDA of $247 million excludes $24 million attributable to non-controlling interest of Valvoline  Acquisitions include OCH International, Inc. and Time-It Lube.The three months ended March 31, 2017 excludes adjusted EBITDA attributable to non-controlling interest of Valvoline Inc. of $24 million.  1%  (1%)  1%  Sales  Price  FX  Acq/Div/Other1  Q2 2017  21  Q2 2016  Volume/ Mix  274  247  (27)  5  2  (24)  Adjusted EBITDA  Margin  SG&A  FX  Acq/Div/Other1  Q2 2017  11  (4)  Minority Interest2  Margin by Segment:ASI (9)APM (13)VVV (4)Corp (1)

 Ashland Specialty IngredientsSales and Adjusted EBITDA Bridges  4%  Q2 2016  Volume / Mix  529  544  ($ millions)Preliminary  Sales increased $15 million, or 3 percent, to $544 million in the second quarterVolume growth of 4% driven by growth in both Consumer and Industrial Specialties end marketsAdjusted EBITDA of $127 million remained consistent with the prior year  0%  (1%)  (0)%  Sales  Price  FX  Acq/Div/Other  Q2 2017  10  Q2 2016  Volume/ Mix  127  127  (9)  1  (3)  1  Adjusted EBITDA  Margin  SG&A  FX  Q2 2017  Acq/Div/Other  12

 Ashland Performance MaterialsSales and Adjusted EBITDA Bridges  9%  Q2 2016  Volume / Mix  239  262  ($ millions)Preliminary  Sales increased $23 million, or 10 percent, to $262 million in the second quarterVolume growth of 10% driven by growth in both Composites and Intermediates & SolventsAdjusted EBITDA of $23 million consistent with expectations and reflecting lower butanediol pricing when compared to the prior-year period  2%  (1%)  0%  Sales  Price  FX  Acq/Div/Other  Q2 2017  2  Q2 2016  Volume/ Mix  33  23  (13)  2  0  (1)  Adjusted EBITDA  Margin  SG&A  FX  Q2 2017  Acq/Div/Other  13

 Appendix B: Volume Trends and Liquidity and Net Debt

 Period Ended  1 Excludes volumes associated with divestitures of biocides and exited redispersible powders (RDP) product line for all periods.  Rolling Four Quarters  Normalized Volume Trends1  15

 Liquidity and Net Debt    ($ in millions)            Key Developments:During March 2017, Ashland conducted open market purchases of our 2018 and 2022 senior notes, totaling $15MM in par value  16

 Scheduled Debt Payments  Valvoline Ashland  ($ in millions)  17

 Appendix C: Business Profiles  12 Months Ended March 31, 2017

 Corporate Profile  By business unit  By geography  1 For 12 months ended March 31, 2017.2 Ashland includes only U.S. and Canada in its North America designation.  North America253%  Asia Pacific17%  LatinAmerica/Other - 7%  Europe 23%    AshlandSpecialtyIngredients42%  AshlandPerformanceMaterials19%  Valvoline39%  Sales1 - $5.1 Billion  19

Corporate Profile

Adjusted EBITDA[1] - $1.0 Billion



Ashland Performance Materials 9%
Valvoline 44%
Ashland Specialty Ingredients 47%

NYSE Ticker Symbol:	ASH
Total Employees[2]:	~6,000
Outside North America	~50%
Number of Countries in Which Ashland Has Sales:	More than 100

1 For 12 months ended March 31, 2017 including Valvoline. See Appendix D for reconciliation to amounts reported under GAAP.
2 Excludes Valvoline.

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Ashland Specialty Ingredients

A global leader of cellulose ethers, vinyl pyrrolidones and biofunctionals

Sales by Market[2]


Nutrition & Other Consumer Specialties 10%
Coatings 15%
Construction 7%
Energy 2%
Other Industrial Specialties 7%
Adhesives 16%
Personal Care 26%
Pharma 17%

Sales by Product


Adhesives 16%
PVP 19%
Actives – 6%
Vinyl Ethers 6%
Other 15%
Cellulosics 38%

Sales by Geography


Europe 31%
Asia Pacific 20%
Latin America/ Other – 10%
North America 39%

For 12 Months Ended March 31, 2017

Sales: $2.1 billion

Adjusted EBITDA: $476 million[1]

Adjusted EBITDA Margin: 22.6%[1]

[1] See Appendix D for reconciliation to amounts reported under GAAP.

[2] Within the Sales by Market chart above, Industrial Specialties are presented in green and Consumer Specialties are presented in blue.

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Ashland Performance Materials  Salesby Geography  For 12 Months Ended March 31, 2017Sales: $944 millionAdjusted EBITDA: $91 million1Adjusted EBITDA Margin: 9.6%1  Salesby Product  Composites73%  Intermediates/Solvents 27%  Construction: Residential13%  Marine 17%  Other Process Industries15%  Construction:Industrial29%  Salesby Market  North America 43%  Asia Pacific – 15%  Europe 37%  Latin America/Other 5%  Transportation 12%  Construction: Infrastructure 6%  1 See Appendix D for reconciliation to amounts reported under GAAP.2 PU/TPU stands for Polyurethane and Thermoplastic Polyurethane.  22  A global leader in unsaturated polyester resins and vinyl ester resins

 Appendix D: Non-GAAP Reconciliation1  Although Ashland provides forward looking guidance for adjusted EBITDA in this presentation, Ashland is not reaffirming or providing forward-looking guidance for U.S. GAAP reported financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort.

 Ashland Global Holdings Inc. and Consolidated SubsidiariesReconciliation of Non-GAAP Data for 12 Months Ended March 31, 2017  North America2__%  Asia Pacific__%  LatinAmerica/Other - _%  Europe __%  AshlandSpecialtyIngredients__%  AshlandPerformanceMaterials__%  Valvoline__%  1 Quarterly totals may not sum to actual results due to quarterly rounding conventions. Calculation of adjusted EBITDA for each quarter has been reconciled within certain financial filings with the SEC and posted on Ashland's website for each reportable segment.   24

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